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                                                                    EXHIBIT 10.8

NOTE: Information in this document marked with an "[*]" has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                            FRAME PURCHASE AGREEMENT

                         FOR OPTO ELECTRONIC COMPONENTS

                                     BETWEEN

                               AVANEX CORPORATION

                                       AND

                                     ALCATEL

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This Agreement is made the 31st day of July 2003, between:

AVANEX CORPORATION, a Delaware corporation having a place of business at 40919 Encyclopedia Circle, Fremont, California 94538, United States of America, (hereinafter referred to as "Supplier").

and

ALCATEL, a French Company organized and existing under the laws of France, having its registered office 54 rue La Boetie 75008 Paris France, (hereinafter "Alcatel") acting on behalf of its controlled companies as defined by Article L 233-1 of the French "Code de Commerce", (hereinafter the "Buyer") represented by acting as ;

WITNESSETH:

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CONTENTS.

1. Definitions.

2. Scope.

3. Purchase Orders - Logistic  --  Minimum Quantities.

4. Place - Date of Delivery.

5. Risk.

6. Price and Payment terms

7. Acceptance And Rejection.

8. Warranty.

9. Reporting And Reviews.

10. Quality

11. Environmental requirements

12. Support.

13. Manufacturing Change.

14. Intellectual Property.

15  Liability.

16. Insurance.

17. Term And Termination.

18. Force Majeure.

19. Invalidity.

20. Waiver.

21. Survival Of Obligations.

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22. Entire Agreement - Amendments.

23. Assignment.

24. Subcontractors.

25. Headings.

26. Hierarchy of documents.

27. Notices.

28. Confidentiality.

29. Applicable Law

30. Business Practices

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WHEREAS

a. Supplier is experienced in the manufacture and supply of Opto Electronic Components suitable for application in the manufacture of terrestrial and submarine telecommunication systems equipment.

b. Buyer which is a major manufacturer in terrestrial and submarine telecommunication systems equipment desires to purchase Opto Electronic Components.

c. Supplier and Buyer are mutually desirous of entering into this Frame Agreement for the supply of such Opto Electronic Components (hereinafter referred to as "Products") by Supplier to Buyer, on the following terms and conditions of trade and upon Purchase Orders.

NOW IT IS HEREBY AGREED AS FOLLOWS:

1. DEFINITIONS. Except as otherwise defined below, initially capitalized terms used herein shall have the definitions assigned to such terms in the Share Acquisition and Asset Purchase Agreement or the Supply Agreement in connection with which this Agreement is entered into by and between the Parties.

1.1      "Agreement" shall mean this Frame Purchase Agreement and its Exhibits.

1.2      "Delivery" shall mean delivery in accordance with this Agreement.

1.3      "Party" shall mean either Supplier or Buyer.

1.4 "Product" includes the components, standard and custom listed in Exhibit A1 for terrestrial and A2 for submarine in volume production. The products under development are excluded from the scope of this Agreement.

1.5 "Purchase Order" shall mean a Purchase Order from Buyer with reference to this Agreement or a Purchase Order placed by a Contract Manufacturer
         (CM) or a LSP Logistic Service Provider (LSP) in each case as requested by buyer.

1.6      " Day" shall mean calendar day.

1.7 "Buyer" shall mean any controlled companies of Alcatel as defined in article L 233-1 of the French "Code de Commerce" as well as their contract manufacturers (CM) and / or Logistics Service Providers (LSP) which have accepted in writing to abide by the terms and conditions of

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         this Agreement, including but not limited to payment and
         confidentiality obligations.

2.       SCOPE.

2.1 Supplier hereby agrees to the supply and Buyer agrees to the purchase of Products, such supply to be on the terms and conditions hereinafter set forth, for Submarine components, the provision attached in exhibit D shall have precedent over the terms & conditions of this Agreement. Supply of Products shall be by way of Purchase Orders placed by Buyer upon Supplier.

2.2 Products may only be delivered against Purchase Orders issued by Buyer or its CMs or LSPs as indicated by Buyer. Purchase Orders shall be placed in writing by either printed Purchase Order or letter and either posted or transmitted by facsimile, or both, or by EDI when mutually agreed.

3.       PURCHASE ORDERS - LOGISTIC  -- MINIMUM QUANTITIES

3.1      Purchase Orders

The Purchase Orders will be confirmed by Supplier [*] ([*]) business days after the receipt of the Purchase Order for standard Products and not later than [*] ([*]) days for custom Products; provided that supplier's failure to confirm any such Purchase Order within the forgoing time periods shall be deemed Supplier's acceptance of the relevant Purchase Order.

3.2       Logistics

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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         3.2.1. Supplier and Buyer will agree to put in place collaborative forecasting and communication programs in order to meet Buyer's flexibility requirements and Supplier's visibility needs as well as to reduce delivery lead times.

         3.2.2 Unless otherwise agreed between Supplier and Buyer, Buyer shall have the option of implementing either Option 1 or Option 2 below with respect to any Product, provided however, that Buyer may not concurrently order the same Product under Option 1 and Option 2. Option 1 will apply unless Supplier and Buyer execute a logistics agreement, in which case Buyer and Supplier will implement Option 2.

               A. Option 1 No Logistics Agreement.

               Purchase Orders will be placed by Buyer. The Purchase Order lead time is indicated in Exhibit C.

               Buyer may cancel - in whole or in part - an accepted order prior to the agreed delivery date subject to a minimum prior written notice to Supplier as mentioned in Exhibit C [*] except as set forth in Exhibit C for custom Products.

               Buyer may reschedule a Purchase Order - in whole or in part - prior to the agreed delivery date subject to a minimum prior written notice to Supplier as mentioned in Exhibit C [*] except as set forth in Exhibit C for custom Products.

                B. Option 2 Logistics Agreement

                Provided a logistic agreement is executed between Supplier and Buyer regarding the list of concerned Products, the type of Products (standard or custom as indicated in Exhibit B), the required buffer stock (if any) per Product, Buyer and Supplier shall implement the following Option 2, unless Buyer and Supplier agree to implement other logistics conditions.

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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1. Standard Products

- Buyer will provide Supplier with non-binding six (6) month rolling forecasts, updated on a monthly basis .Such forecast shall represent a good faith expectation of Buyer's anticipated needs and will be used by Supplier for manufacturing planning purposes.

                The Purchase Order lead time is indicated in Exhibit C. Buyer may cancel, in whole or in part, purchase orders prior to the agreed delivery date subject to a minimum prior written notice to Supplier as mentioned in Exhibit C [*].

                Buyer may reschedule, in whole or in part, a Purchase Order prior to the agreed delivery date subject to a minimum prior written notice to Supplier as mentioned in Exhibit C [*].

                2. Custom Products

                Buyer will provide Supplier with non-binding, six (6) month rolling forecasts, updated on a monthly basis. Such forecast shall represent a good faith expectation of Buyer's anticipated needs and will be used by Supplier for manufacturing planning purposes. The first weeks of any such forecast corresponding to the manufacturing lead-time (as specified in Exhibit C) shall be a binding commitment of Buyer to purchase (hereinafter referred to as the "Demand Plan").

                -  The Purchase Order lead-time is indicated in Exhibit C.

                - Buyer may cancel - in whole or in part - Purchases Order or a Demand Plan, prior to the agreed delivery date subject to a minimum prior written notice to Supplier as mentioned in Exhibit C [*] except as provided in Exhibit C.

                - Buyer may reschedule - in whole or in part - a Purchase Order or a Demand Plan prior to the agreed delivery date subject to a minimum prior written notice to Supplier as mentioned in Exhibit C [*] except as provided in Exhibit C.

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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                -  Supplier shall immediately cease to incur expense against the cancelled or decreased Purchase Order or Demand Plan as of the date of receipt of Buyer's prior notice as set forth in Exhibit C.

3.4      Minimum quantities

No minimum quantity will apply to any individual Purchase Order, except as may be mutually agreed between Supplier and Buyer.

4.       PLACE, DATE OF DELIVERY.

The Products shall be delivered as set forth in article 6 below.

Without prejudice to any other rights and remedies, if Supplier's delay exceeds [*] (other than due to an Event of Force Majeure or Buyer's or its agents acts or omissions), Buyer may cancel the affected portion of Products [*].

5.       TITLE AND RISK OF LOSS.

Title and risk of loss in the Products shall pass to Buyer as set forth in article 6 below.

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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6.       PRICE AND PAYMENT TERMS

6.1      Price and delivery

6.1.1. Supplier shall invoice Buyer at the prices set forth in the applicable Exhibit B. The prices stated in this Exhibit are maximum prices for the Products ordered for delivery during the relevant time period.

         If, at any time, [*], then [*].

         The prices set forth in the applicable Exhibit B are stated in Euro (the "Original Currency").

6.1.2. Supplier shall deliver the Products in accordance with the following International Chamber of Commerce Incoterms 2000 :

         (i) FCA (Supplier's factory), provided that Buyer and Supplier may mutually agree upon other shipping terms for Products desired by Buyer in territories other than:

                  EU
                  CANADA
                  CHINA
                  USA

         (ii) Title to and risk of loss in the Products pass to Buyer upon delivery of Products to Buyer under Section 6.1.2(i) above.

6.2      Payments terms

6.2.1 Payment shall be made in the Original Currency, unless otherwise agreed by Supplier and Buyer.

         In this later case, the exchange rule will be as follows: if during three (3) consecutive months the average exchange rate varies by more than [*] percent ([*]%) Buyer shall notify Supplier before the 10th of the month of the variation (M). The new exchange rate will be implemented for the Purchase Orders placed from the first day of the following month (M+1) and for deliveries starting the first day of M+2.

         Ex rate         1 Euro  = 1 USD

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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6.2.2    Payment shall be made within [*] after the date of supplier invoice, invoice being made not sooner than the date of shipment, unless otherwise agreed between Buyer and Supplier.

7.       ACCEPTANCE AND REJECTION.

7.1 Supplier shall use commercially reasonable efforts to provide Buyer with reasonable assistance and information at Buyer's sole cost and expenses, that Buyer may reasonably request in performing Buyer's test under Section 7.5 below.

7.2 Buyer shall have [*] after the date of receipt of each shipment of product by Supplier to Buyer under Section 6 above to inspect the products for any patent defect such as non conformity in quantity or type of Product as set forth in the relevant Purchase Order. In the event that any shipment contains any such defect, Buyer shall have the right to reject the affected portion of the Products with respect to such Purchase Order.

7.3 Failure by Buyer to provide written notice of rejection within [*] of the date of receipt with respect to any shipment or part thereof in accordance with Section 7.1 above, shall be deemed Buyer's acceptance of the relevant shipment, or portion thereof, not subject to its written notice of rejection. Such acceptance shall not impair the warranties set forth in this Agreement.

7.4 Supplier agrees to promptly replace any non-conforming shipment or part thereof under section 7.2 above.

7.5 Buyer shall have the right to screen and test the ordered Products in order to retain such items it can accept.

7.6 Buyer shall notify Supplier of any hidden or epidemic failure rates within [*] after the date the hidden or epidemic failure becomes apparent by Buyer.

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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7.7      Supplier shall notify Buyer within [*] if the date the hidden or epidemic failure becomes apparent and which Supplier is aware of in the relevant Product.

8.       WARRANTY.

Supplier warrants that the Products to be provided under this Agreement are new.

Supplier warrants that the Products shall meet the applicable specifications and shall be free from defects resulting from faulty design, materials or workmanship [*] from the date of delivery to Buyer under Section 6.1.2 above.

The returned material will be only accepted upon RMA procedure, RMA number being given within no more than [*].

Supplier's sole obligation under this warranty shall be to [*].

This warranty shall not apply, inter alia, to defects or deterioration in Products caused by or attributable to (i) utilization otherwise than in accordance with instructions furnished by Supplier, or (ii) improper maintenance and/or storage, or (iii) Products modification not provided for by Supplier.

THE FOREGOING WARRANTY SETS FORTH THE ENTIRE LIABILITY AND OBLIGATIONS OF SUPPLIER, SUPPLIER AFFILIATED COMPANIES AND THEIR RESPECTIVE SUPPLIERS FOR DEFECTS OR DEFICIENCIES IN THE PRODUCTS, WHETHER BASED ON BREACH OF WARRANTY, OR OTHERWISE. THE WARRANTIES SET FORTH OR LIMITED HEREIN ARE THE SOLE AND EXCLUSIVE WARRANTIES AND ARE IN LIEU OF ALL OTHER WARRANTIES, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, INCLUDING WARRANTIES OF NONINFRINGEMENT, FITNESS FOR PARTICULAR PURPOSE AND MERCHANTABILITY, ACCURACY OR TITLE. TO THE EXTENT AN IMPLIED WARRANTY CANNOT BE EXCLUDED, SUCH WARRANTY IS LIMITED IN DURATION TO THE WARRANTY PERIOD.

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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9.       REPORTING AND REVIEWS.

Unless otherwise agreed, Supplier and Buyer will review on a quarterly basis Supplier and the Buyer's performance under this Agreement. Such reviews shall include, but not be limited to:

9.1. Supplier's performance in respect of quality, on-time deliveries, price levels and lead times;

9.2. If applicable, Buyer's performance in respect of notifying Rolling Forecasts and placing subsequent Purchase Orders.

9.3.     opportunities to enhance specifications for performance improvement.

9.4. Buyer and Supplier each appoint contract coordinators as indicated in Exhibit B.

9.5. Length of any Demand Plan, to the extent a six (6) month, rolling forecast is insufficient to permit Supplier to meet delivery, volume or pricing commitments agreed to with respect to Products under such Demand Plan.

10.      Quality

10.1     Quality Certification

         Supplier is responsible for utilizing processes, in the supply of the products and services covered in this Agreement, that are certified to ISO 9000 or planned to be certified ISO 9000 with a specified timeframe. Alcatel reserves the right to invoke the requirement for TL 9000 registration with a mutually specified timeframe for compliance.

10.2     Quality Requirements

         Supplier is responsible for insuring that products furnished hereunder by Supplier have undergone or have been subject to Supplier's quality assurance and quality control activities and procedures, which may include performance measurements, testing, quality process reviews or inspections. Supplier's quality management system shall be capable of early and prompt detection of actual or potential and foreseeable material deficiencies, trends or conditions which could result in unsatisfactory quality, and for timely and effective corrective action.

         Supplier is responsible for insuring that his suppliers and subcontractors maintain a quality system that supports the ISO 9000 quality system requirements. The Supplier shall not appoint any subcontractor to carry out all or part of its obligations hereunder without having previously informed the Buyer.

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           Buyer is entitled to conduct audits at Supplier's factories including its subcontractors' factories with, not less than, five (5) business days prior notice to Supplier. Types of audits that may be conducted include, but are not limited to, quality system audits, product specific audits, and process audits, provided that (i) Buyer may only conduct any such audit no more than twice during any twelve month period, (ii) the duration of such audit shall not exceed five (5) business days; and (iii) all costs and expenses related to such audit shall be borne exclusively by Buyer.

           Nothing contained herein will diminish Supplier's obligation to deliver defect-free material, under any warranty, or any other provision of this Agreement.

           Upon Buyer's request, Supplier shall provide Buyer with a certificate of conformance and/or test results and quality records with respect to Supplier's quality and/or ISO obligations under this Article 10.

           In addition, Supplier is responsible for complying with additional quality requirements as designated by any local agreements between Supplier and Buyer, as mutually agreed between the Parties.

11.      ENVIRONMENTAL REQUIREMENTS.

Supplier is responsible for complying with industry standards regarding environmental care as well as with the specific standards required per Supplier's region.

[*]

More specifically, Supplier is responsible for compliance with the substances and product end of live European regulations.

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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In addition, Supplier is responsible for complying with additional environmental standards as designated by any local agreements between Supplier and Buyer.

12.    SUPPORT.

12.1 Supplier shall on a commercially reasonable basis, provide repair services and replacement parts for the Products, until the earlier of [*].

12.2     For as long as Buyer [*], Supplier will [*].

12.3 If for any reason during the term of this Agreement, Supplier intends to cease manufacturing or supplying Products conforming to the then current specification, Supplier shall give Buyer at least [*] prior written notice of its intention to cease manufacturing or supplying the Products in order for Buyer, at its option, to place an all last time buy. The delivery of such an all last time buy shall take place within [*] of the date of Supplier's notice of discontinuation.

13.    CHANGES.

13.1 Either Supplier or Buyer may request variations to any part of this Agreement, any Specifications, the obligations contained within this Agreement. All such requests must be made in writing.

13.2 The Party receiving such a request shall promptly (within no more than thirty (30) days) advise the other Party in writing of the effects of the proposed change upon the terms of this Agreement and the Products, in the event the proposed variation be implemented.

13.3 The Party receiving the request shall also promptly (within no more than thirty (30) days) advise the other Party whether or not it wishes to proceed with the proposed variation.

13.4 Until such time as any variation is formally agreed in writing and signed by an authorized representative of each Party, Supplier shall continue to perform and be paid as if such variation had not been requested or recommended.

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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13.5       Notwithstanding the foregoing, if Supplier intends to change the manufacturing process or construction of the Products ("Manufacturing Change"), for example in order to solve essential products or costs problems, Supplier shall notify Buyer of any such change. If the Manufacturing Change involves a change of manufacturing location or a major construction or process change, such Manufacturing Change shall require Buyer's written consent before it is implemented.

14.      INTELLECTUAL PROPERTY

Supplier shall (i) defend or settle, at its option and expense, any claim of infringement against Buyer alleging that the Product furnished under this Agreement constitutes an infringement of any patent, copyright or trademark or any other Intellectual Property rights of the third party introducing such claim, (ii) reimburse Buyer for all damages and costs awarded in such proceeding or settlement against Buyer and actually paid by Buyer; provided that Supplier must be notified promptly in writing of any matter giving rise to possible claim under this section and must be given the control and direction in the defense and/or settlement of such claim, with counsel of Supplier's choice at Supplier's sole expense.

If said Product, or any part thereof, is held to constitute an infringement in such suit, and the making, use and/or sale of said Product or part is enjoined, or said suit is settled on the basis of an undertaking to terminate such making, use and/or sale of said Product as is alleged to constitute an infringement, Supplier shall at its own expense and own choice, either (i) procure for Buyer the right to continue using such Product; or (ii) send non-infringing replacement Product; or (iii) modify said Product so that it becomes non-infringing; or (iv) refund (the amount Buyer is required to refund to Buyer's customer for the sale of the infringing product/Price Buyer received for the Product from such customer) multiplied by the price paid by Buyer to Supplier for such Product.

Supplier shall not be liable to Buyer under this section, if the infringement proceeding or claim involves Products made, provided or modified by Supplier in compliance with the requirements or specification of Buyer; or arises from (i) a use for which the Product was not designated, or (ii) an alteration or modification of the Product in question made by other than by Supplier or a combination or use of that Product with another product which alteration, modification or combination has caused the infringement action.

The sale of any Product by Supplier shall not in any way confer upon Buyer, any license under any patent claims of Supplier covering combination of Said Product with other devices or elements, or the process or method of making such Products or under any other intellectual property right of Supplier except the right to use and resell the Products supplied hereunder.

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The foregoing states the sole and exclusive remedy of Buyer and the entire liability of Supplier for infringement of any intellectual property rights arising out of this Agreement. In no event will the liability of Supplier under this Section 14 exceed the total purchase price paid by Buyer to Supplier for the affected products.

15.      LIABILITY.

15.1 Neither Supplier nor the Buyer shall be liable to the other for any special, indirect, incidental or consequential damages of any kind in contract or in tort including but not limited to loss of use, data, profit, income, business, anticipated savings, reputation as well as financing costs or increase in operating costs.

15.2 Alcatel shall not be held liable for the performance or non-performance or otherwise of any Purchase Orders of a Buyer and will not have any liability for damages resulting from any act or omission of a Buyer. Each Buyer will remain fully liable for all acts or omissions under its Purchase Order and will not be liable for any acts or omission under any other Purchase Orders.

16.      INSURANCE.

16.1     Insurance

Supplier will keep its business and properties insured at all times in accordance with Supplier's then current insurance policies for its business and properties involved in similar transactions as under this Agreement.

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During the term of this Agreement, all insurance must be maintained with reputable insurers having a Standards and Poor's rating or Best's rating of [*] in such amounts and with such limits and deductibles usually carried by persons engaged in the same or similar business, but in any case, shall comply with the Minimum Insurance Requirements detailed in this section.

Supplier shall be responsible for the payment of any deductible applicable under the insurance policies indicated in this section.

           Buyer shall be named as additional insured on the General Liability insurance policies. Such policies should contain a "Cross Liability" provision.

           Supplier will provide to Buyer, upon Buyer's request with certificates of insurance, confirming that Supplier is compliant with its obligations under this clause. Supplier will provide Buyer with certificates of insurance at each renewal.

           Supplier will notify Buyer of any changes in terms, conditions and termination of such policies not less than 15 days after notification from the insurer.

Minimum Insurance Requirements

Without limiting its liability under this contract, Supplier will have to arrange the following insurance policies:

           General and Product liability - Minimum sum insured of USA$[*] per occurrence. This policy shall be in an occurrence basis.

Compulsory insurance (such as auto, workers' compensation, etc.)

           16.2   Risk Management

           Supplier will use commercially reasonable efforts to maintain appropriate risk management programs on a site by site basis.

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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           Supplier will have loss prevention inspections to be carried out at
           Supplier's production premises at least once per year, at Supplier's costs, by a specialized engineering consultant (independent or of his property insurer) and will address a copy of the complete loss prevention and underwriting report to Supplier and Buyer. This report should in particular comprise an estimate for the downtime and scenario in case of a maximum foreseeable loss.

16.3       Survival

           The provisions of this section shall survive the expiration of the term or sooner termination of this Agreement for a period of one (1) year thereafter.

17.      TERM AND TERMINATION.

This Agreement shall remain effective as of the Share Acquisition Closing as such term is defined in the Share Acquisition and Asset Purchase Agreement (the "Effective Date") for a period of three (3) years and shall thereafter be automatically renewed for successive periods of one (1) year, unless a ninety
(90) days prior written notice of non-renewal is served by either party to the other.

(i) Exhibits A, B and C will only apply to any purchase orders placed by Buyer to Seller or, by the contract manufacturers or logistic service providers, from January 1, 2003 until December 2003 as well as to purchase orders already placed for delivery of the Products from January 1, 2003 until December 31, 2003; and

(ii) Alcatel and Supplier will agree upon new Exhibits A, B and C for each subsequent year no later than December 31 of each year.

(iii) If Alcatel and Supplier do not agree on new Exhibits A, B and C by December 31 of each year, the Exhibits A, B and C from the prior year will apply until the parties agree on new Exhibits A, B and C.

17.1 Supplier or Buyer may terminate any Purchase Order immediately by notice in writing to the other Party if:

         17.1.1 the other Party commits any material breach or persistent breach of any of the provisions of the Purchase Order that is not remedied within 30 (thirty) days of written notification by the other Party; or

         17.1.2 in the limits authorized by law: an encumbrance takes possession or a receiver or an administrative receiver or administrator is appointed over any of the property or assets

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                           of the other Party; or the other Party makes any
                           voluntary arrangement with its creditors or becomes subject to an administration order; or the other Party goes into liquidation (except for the purposes of amalgamation, reconstruction or other reorganization and in such manner that the company resulting from the reorganization effectively agrees to be bound by or to assume the obligations imposed on that Party under this Agreement) or either Party ceases to carry on business.

18.      FORCE MAJEURE.

18.1 Neither Supplier nor a Buyer shall be liable hereunder to the other for any loss, injury, delay or damage suffered or incurred by the other Party due to fire, storm, explosion, acts of God, war, supervening legislation, governmental or other regulations and directions, shortages of necessary equipment, materials, labor caused by third party strikes, or any other cause beyond the reasonable control of either Party which could not be prevented and foreseen ("Force Majeure") and any failure or delay by either Party in the performance of any of its obligations under this Agreement due to any of the foregoing causes shall not be considered a breach of this Agreement and shall not give rise to any liability.

18.2 Should the delivery of any of the Products be directly delayed by force majeure, the time for delivery of those Products so delayed shall be extended by Buyer (provided that Supplier shall have first given Buyer prompt written notice after Supplier becoming aware of such cause) for a reasonable period having regards to the effect of the delaying cause upon the manufacture of the Products and Buyer's intended use of the Products delayed. However, Supplier shall do everything practicable to remedy any delay.

18.3 In the event that a circumstance of force majeure continues for a period of 6 (six) weeks then the Party not subject to force majeure shall have the right to terminate the uncompleted portion of those Purchase Orders so affected at no cost or liability to itself.

19.      INVALIDITY.

Should any part of this Agreement be declared invalid and, or, unenforceable for any reason whatsoever, such part shall be deemed to be severed from this Agreement, and replaced with a valid and enforceable provision which reflects the original intention of the Parties to the maximum extent permitted under law and the remaining portion of this Agreement shall not be prejudiced and shall continue in full force and effect.

20.      WAIVER.

No delay, neglect or forbearance by either Party in enforcing against the other any term or condition of this Agreement shall be, or be deemed to be, a waiver, nor shall it in any way prejudice any right of that Party under this Agreement.

21.      SURVIVAL OF OBLIGATIONS.

Notwithstanding termination of this Agreement, the Clauses detailed below shall remain in full force and effect: Law, Headings, Intellectual Property, Support, Warranty, Quality Assurance, Liability, Invalidity, Waiver, Survival Of Obligations, Whole Agreement, Assignment, Subcontractors, intellectual property.

22.      ENTIRE AGREEMENT, AMENDMENTS.

22.1 This Agreement, as implemented by Purchase Orders is the sole and complete statement of the obligations of the Parties as to the sale and purchase of Products and supersedes all previous agreements and understandings between the Parties relating to the Products, and may not be modified except by an instrument in writing signed by the duly authorized representatives of the Parties. This Agreement may not be modified by the general sale or purchase conditions of either Party.

22.2 Any purported variation and/or addition to this Agreement shall be agreed in writing and signed by authorized signatories on behalf of both Parties.

23.      ASSIGNMENT.

After prior written information to the other Party, either Buyer or Supplier may assign the Agreement or any Contract to any other Buyer or affiliated company as defined on the front page of the Agreement.

24. SUBCONTRACTORS.

[*] Supplier shall be free to appoint any subcontractor to carry out all or part of its obligations but only after notice to Buyer; provided that such subcontractors

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

agree in advance in writing to abide by confidentiality obligations set forth in this Agreement. Notwithstanding the foregoing, Supplier shall remain directly and solely liable to Buyer for any acts or omissions of any such subcontractor performing obligations on behalf of Supplier hereunder, including but not limited to the confidentiality obligations.

25.      HEADINGS.

Headings in this Agreement are for convenience and shall not be used in the interpretation or construction of this Agreement.

26.      HIERARCHY OF DOCUMENTS.

In case of any discrepancy or ambiguity between the Agreement and a Purchase Order, the Agreement shall prevail over the Purchase Order and all other documents related thereto.

27.      NOTICES.

27.1 Any notice, consent or communications required to be given or served hereunder shall be given or served by sending it by facsimile and confirming by first class mail to:

           In the case of Supplier:

         Avanex Corporation
         40919 Encyclopedia Circle
         Fremont, CA 94538, USA
         Attention: Chief Executive Officer
         Fax:  510-897-4189

           In the case of Buyer:

          Alcatel
          54, rue La Boetie
          75008, Paris, France
          Attention: General Counsel
          Fax No.: 011-331-4076-1435

           or such other address as may be given in writing from time to time by either Party.

27.2 Any notice, consent or communication so sent shall be deemed to have been given or served on the second business day following the day of sending.

28.      CONFIDENTIALITY

28.1 Both for the duration of this Agreement and after termination or completion of this Agreement the Parties hereto shall keep the contents of this Agreement confidential and shall maintain the confidentiality of all information provided or made available to each by the other and shall use it only for the fulfillment of their respective obligations under this Agreement. Information covered by this provision includes, without limitation, information disclosed orally or in writing and information stored on disc or any other medium. Notwithstanding the foregoing, either Party shall be entitled to disclose both the existence and terms of this Agreement to (i) attorneys, accountants, and similar agents of a Party which are bound by non-use and non-disclosure obligations and (ii) other third parties, bound in writing to non-use and non-disclosure obligations, in connection with a merger, acquisition, investment round or similar corporate reorganization or capitalization of a Party.

28.2 The above shall not apply to any information to the extent that such information:

          28.2.1 is or becomes freely available to the public without breach of an obligation of confidentiality hereunder; or

         28.2.2 lawfully received by the receiving Party from a third Party without breach of obligation or confidence; or

         28.2.3 can be shown to have been in the lawful possession of the receiving Party prior to receipt from the disclosing Party or to have been developed by the receiving Party independently of receipt from the disclosing Party; or

         28.2.4            is required by order of the Court to be disclosed;

28.3 Subject to Confidentiality and notwithstanding termination of this Agreement the obligations of confidentiality contained hereunder shall continue to subsist for a period of 5 (five) years from the date of this Agreement.

29.      APPLICABLE LAW - SETTLEMENT OF DISPUTES

This Agreement shall be governed by the laws of France. Any dispute arising out of this Agreement shall be finally settled under the Rules of Conciliation and Arbitration of the International Chamber of Commerce by three (3) arbitrators appointed in accordance with said Rules, in New York City, New York. The arbitration, agreements, evidence and any other materials used by either Party in the course of making their case before such arbitrators will be in the English language

30.      BUSINESS PRACTICES.

Supplier recognized having been made fully acquainted with Alcatel statement of Business Practices dated March 11th, 2003 (as may be updated from time to time) http://www.alcatel.com and undertakes to apply the principles set out therein with respect to the performance of this Agreement, in particular with reference to non-discrimination of employees, combating bribery of domestic and foreign public officials, protection of international human rights and environmental responsibility. Supplier recognizes that violation of such principles which constitute a breach of any applicable laws, rules, judgments or orders or similar legally imposed requirements to which Buyer and Supplier are subject shall be deemed a breach of this contract.

Executed in two original copies

For Alcatel:                                            For Avanex Corporation:
Name                                                    Name
AL Scaillierez                                          Anthony Florence
Acting as                                               Acting as
Buyer                                                   Supplier

Signature                                               Signature

/s/ AL SCAILLIEREZ                                      /s/ ANTHONY FLORENCE

Date  31/07/03                                          Date 7/31/03

                                    EXHIBIT A

                               PRICES - PRODUCTS -

                            EXHIBIT A1 -- Terrestrial

                                                                                      2003
ALCATEL CODE     A. OPTRONICS PN        FAMILY         DESCRIPTION    CURRENCY        PRICE         NOTE
--------------------------------------------------------------------------------------------------------
1AB071630007     3CN00431KW           A 1915 LMI           [*]          EUR            [*]
1AB091410001     3CN00001AA           A 1901 OFA           [*]          EUR            [*]
1AB091420001     3CN00001AB           A 1901 OFA           [*]          EUR            [*]
1AB091420003     3CN00066AA           A 1901 OFA           [*]          EUR            [*]
1AB091420004     3CN00077AA           A 1901 OFA           [*]          EUR            [*]
1AB1390900X      3CN00149XX           A 1916 LMM           [*]          EUR            [*]
1AB1391000X      3CN00397XX           A 1916 LMM           [*]          EUR            [*]
1AB141790001     3CN00294AA           A 1925 OFA           [*]          EUR            [*]
1AB144310001     3CN 00207 FC         A 1948 PLI           [*]          EUR            [*]
1AB144310004     3CN 00207 FT         A 1948 PLI           [*]          EUR            [*]
1AB157300001     3CN 00328 AB         A 1926 SDH           [*]          USD            [*]
1AB157320003     3CN 00336 BB         A 1926 SDH           [*]          USD            [*]
1AB157320005     3CN 00336 DM         A 1926 SDH           [*]          EUR            [*]
1AB157320010     3CN00582AM           A 1926 SDH           [*]          EUR            [*]
1AB165030001     3CN 00364 AA         A 1926 OFA           [*]          EUR            [*]
1AB165030002     3CN00402AB           A 1936 OFA           [*]          EUR            [*]
1AB165030005     3CN00365AA           A 1926 OFA           [*]          EUR            [*]
1AB165030006     3CN00604AA           A 1901 0AM           [*]          EUR            [*]
1AB165030007     3CN00605AA           A 1901 0AM           [*]          EUR            [*]
1AB165570003     3CN00390AA           A 1906 OFA           [*]          EUR            [*]
1AB165570004     3CN00389AA           A 1906 OFA           [*]          EUR            [*]
1AB165570005     3CN00391AA           A 1906 OFA           [*]          EUR            [*]
1AB1660900xx     3CN00505XX           A 1901 RBF           [*]          EUR            [*]
155-2659-0xx     FBG-xxx-R95-S0.15-   A 1901 RBF           [*]          USD            [*]
                 A01
1AB1714300xx     3CN 00624 XX         A 1926 SDH           [*]          EUR            [*]
1AB174720001     3CN00465AA           A 1907 OFA           [*]          EUR            [*]
1AB175880001     3CN00395AB           A 1948 MPM           [*]          EUR            [*]
1AB18212000X     3CN00744XX           A 1926 SDH           [*]          EUR            [*]
1AB186390001     3CN00392AA           A 1907 OFA           [*]          EUR            [*]
999197619        3CN00638XX           A 1965 SDH           [*]          EUR            [*]
999197742        3CN00593AA           A 1901 0AM           [*]          EUR            [*]
999197743        3CN00594AA           A 1901 0AM           [*]          EUR            [*]
1AB146670001     3CN00299KW           A 1915 LMI           [*]          EUR            [*]
1AB157300002     3CN00328AM           A 1926 SDH           [*]          EUR            [*]
999...           3CN00532AA           A 1964 TRX           [*]          EUR            [*]
3AL79498XXXX     3CN00625XX           A 1964 SDH           [*]          EUR            [*]
3AL79515AA       3CN00626AA           A 1964 SDH           [*]          EUR            [*]
487166267        3CN00573AA           A 1964 SDH           [*]          EUR            [*]
487166269        3CN00574AA           A 1964 SDH           [*]          EUR            [*]
487166268        3CN00755AA           A 1964 SDH           [*]          EUR            [*]
487156949        3CN00756AA           A 1964 SDH           [*]          EUR            [*]
999197804        3CN00652AX           A 1964 MRX           [*]          EUR            [*]
999...           TBD                  A 1915 LMM           [*]          EUR            [*]
99919782X        3CN0079OXX           A 1935 TLS           [*]          EUR            [*]
999197750        3CN00702AG           A 1921 OAC           [*]          EUR            [*]
999197802        3CN00703AG           A 1926 OAC           [*]          EUR            [*]
999...           3CN00704AG           A 1926 OAC           [*]          EUR            [*]
1AB189320001-24  3CN00746AX           A 1908 AWC           [*]          EUR            [*]
1AB189330001-12  3CN00747AX           A 1910 AWC           [*]          EUR            [*]
1AB189350001-12  3CN00748AX           A 1912 AWC           [*]          EUR            [*]
1AB1417100X      3CN00643XX           A 1905 LMI           [*]          USD            [*]
1AB146670004     3CN00299LW           A 1915 LMI           [*]          USD            [*]
1AB159410001     3CN00321AB           A 1915 LMM           [*]          USD            [*]
1AB1639400xx     3CN00410XX           A 1905 LMI           [*]          USD            [*]

                                            EXHIBIT A2 - SUBMARINE (**)

1AB1700470       3CN00488XX           A 1905 LMI           [*]          EUR            [*]          (**)
1AB1515900       3CN00490XX           A 1905 LMI           [*]          EUR            [*]          (**)
1AB156030002     3CN00366AA           A 1901 OFA           [*]          EUR            [*]          (**)
1AB156030001     3CN00363AA           A 1901 OFA           [*]          EUR            [*]          (**)
1AB169210001     3CN00476AA           A 1901 OFA           [*]          EUR            [*]          (**)
1AB186310001     3CN00670AB           A 1901 OFA           [*]          EUR            [*]          (**)
1AB170480003     3CN00537AA           A 1901 OFA           [*]          EUR            [*]          (**)
1AB162580003     3CN00352TB           A 1948 FBG           [*]          EUR            [*]          (**)
29 CLS 0000 8AAC 3CN00067AA           A 1948 PLM           [*]          EUR            [*]          (**)

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                    EXHIBIT B

                          STANDARD AND CUSTOM PRODUCTS

             SEE CLASSIFICATION IN STANDARD AND CUSTOM IN EXHIBIT C2

                                    EXHIBIT C

                              LOGISTICS CONDITIONS

1.       DEFINITION OF PRODUCTS TYPES

         "Standard Products" shall mean Products that are in Supplier's catalogue and have multiple buyers, and Buyer is not the primary purchaser of such Products.

         "Custom Products" shall mean products for which Buyers are the primary users.

         Each Product is identified as Standard or Custom in Exhibit B.

2.       OPTION 1 (NO LOGISTICS AGREEMENT)

2.1      Purchase Order lead-time Except as otherwise specified in Exhibit C1:
         For Standard Products, the Purchase Order lead-time is [*]
         For Custom Products, the Purchase Order lead time is [*]

2.2      Cancellation

         The minimum prior written notice for cancellation of a Purchase Order is [*] for Standard Products and for Custom Products.

2.3      Rescheduling

         The minimum prior written notice for rescheduling of a Purchase Order is [*] for Standard Products and for Custom Products. No Purchase Order may be rescheduled (i) more than [*] and more than [*] after the original scheduled delivery date.

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

3.       OPTION 2 (WITH LOGISTICS AGREEMENT)

3.1      Standard Products:

         (a) the Purchase Order lead-time is [*] except as otherwise specified in Exhibit C2.

         (b) the minimum prior written notice for cancellation of a Purchase Order is [*].

         (c) the minimum prior written notice for rescheduling is [*]. No Purchase Order may be rescheduled (i) more than [*] and more than [*] after the original scheduled delivery date.

3.2      Custom Products

         (a) the manufacturing lead-time is [*] except as otherwise specified in Exhibit C2.

         (b) the Purchase Order lead-time is [*] except as otherwise specified in Exhibit C2.

         (c) the minimum prior written notice for cancellation of a Purchase Order is [*].

         (d) the minimum prior written notice for rescheduling is [*]. No Purchase Order may be rescheduled (i) more than [*] and more than [*] after the original scheduled delivery date.

4.       [*]

         When agreed between Supplier and Buyer, [*].

         The [*] shall be in accordance with the [*].

         In case of [*],[*] will [*] accordingly.

5.       CANCELLATION AND RESCHEDULING LIABILITIES.

         The following terms apply to Custom Products only in Option 1 and Option 2.

         5.1 Rescheduling
         5.1.1 Definitions:

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

         "EXCESS RAW MATERIAL" means raw materials in Supplier's inventory or under Supplier's purchase orders that cannot be cancelled that were purchased in quantities to support no more than the manufacturing lead-time of Buyer's Purchase Orders and/or Demand Plan and for which the latest Purchase Orders and/or Demand Plan does not show full consumption in any Products within the next [*].

         "EXCESS WIP" means work in process in Supplier's inventory that was started in production workshop to support Buyer's Purchase Orders and/or Demand Plan (WIP will not exceed the lowest of [*]) and for which the latest Purchase Orders and/or Demand Plan does not show full consumption in any Products within the next [*].

         "EXCESS FINISHED GOODS" means finished products in Supplier's inventory that was completed to support Buyer's Purchase Orders and/or Demand Plan (Finished Goods inventory will not exceed the lowest of [*]) and for which the latest Purchase Orders and/or Demand Plan does not show full consumption within the next [*].

         5.1.2 Liabilities

         Supplier shall notify Buyer on a monthly basis of the existence of any potential Excess Raw Materials, Excess WIP and Excess Finished Goods. When the no full consumption occurs, after respectively [*] for Excess Raw Materials, [*] for Excess WIP and [*] for Excess Finished Goods then,

         (i) for Excess Raw Materials and Excess WIP, [*] shall have the option to (a) [*]or (b) [*]. [*] shall notify [*] of [*]'s choice at least [*] before the no full consumption occurs and shall pay for the amount due within [*] after the date of [*]'s

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                  invoice, such date not being sooner than [*].

         (ii)     For Excess Finished Goods, [*] shall [*].

         (iii)    Liabilities set forth in (i) and (ii) shall be subject to [*].

         5.2 Cancellation

         5.2.1 Definition

         "OBSOLETE RAW MATERIALS" means raw materials in Supplier's inventory or under Supplier's purchase orders that cannot be cancelled that were purchased to support no more than the manufacturing lead-time of Buyer's Purchase Orders and/or Demand Plan and for which the latest Purchase Orders and/or Demand Plan shows no consumption in any Product within the [*].

         "OBSOLETE WIP" means work in process in Supplier's inventory that was started in production workshop to support Buyer's Purchase Orders and/or Demand Plan (WIP will not exceed the lowest of [*] or [*]) and for which the latest Purchase Orders and/or Demand Plan shows no consumption within the next [*].

         "OBSOLETE FINISHED GOODS" means finished products in Supplier's inventory that was completed to support Buyer's Purchase Orders and/or Demand Plan (Finished Good inventory will not exceed the lowest of [*] or [*]) and for which the latest Purchase Orders and/or Demand Plan shows no consumption within the next [*].

         5.2.2 Liability.

         Supplier shall notify Buyer on a monthly basis of the existence of any Obsolete Raw Materials, Obsolete WIP and Obsolete Finished Goods, and shall provide Buyer with an invoice for the following amounts, which invoice shall be paid within [*] after the date of the invoice:

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

         1.       Obsolete Raw Materials. [*].

         2.       Obsolete WIP. [*].

         3.       Obsolete Finished Goods. [*].

         The liabilities set forth above shall be subject to Buyer's audit of such costs.

         Notwithstanding the foregoing, Buyer shall be liable for the purchase price for Purchase Orders cancelled in less time than the cancellation period.

         5.3 Mitigation.

         Supplier will use its commercially reasonable efforts to mitigate Buyer's liability for Excess and Obsolete parts, including, without limitation, canceling component orders, rescheduling component orders, or selling components and using the components for other Supplier products, when Supplier cannot sell, cancel or reschedule.

         5.4 Long lead-time Components [*].

         On a monthly basis, Supplier shall notify Buyer of components that Supplier recommends should be purchased in excess of [*] of Buyer's demand. Supplier shall not purchase such components without Buyer's consent. If Buyer consents to such purchase, Buyer acknowledges that Buyer may have liability for such components as either Excess Raw Materials or Obsolete Raw Material. Supplier shall not be required to fill orders for Products if such components are not available because Buyer did not consent to the acquisition of such components by Supplier.

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit C2, product in Option 2

                        EXHIBIT C2 CUSTOM PRODUCTS

                                                                                   PO           MFG.
                                                                                  LEAD-         LEAD-       OF WHICH WIP
ALCATEL CODE           A. OPTRONICS PN           FAMILY        DESCRIPTION        TIME          TIME         LEAD-TIME     COMMENT
---------------------------------------------------------------------------------------------------------------------------------
1AB144310001            3CN 00207FC            A 1948 PLI           [*]            2            [*]              [*]          [*]

1AB144310004            3CN 00207FT            A 1948 PLI           [*]            4            [*]              [*]

1AB1417100X             3CN00643XX             A 1905 LMI           [*]            4            [*]              [*]

1AB159410001            3CN00321AB             A 1915 LMM           [*]            4            [*]              [*]

1AB1639400xx            3CN00410XX             A 1905 LMI           [*]            4            [*]              [*]

1AB1700470              3CN00488XX             A 1905 LMI           [*]            6            [*]              [*]

1AB1515900              3CN00490XX             A 1905 LMI           [*]            6            [*]              [*]

1AB144310003            3CN00207BD             A 1948 PLI           [*]            6            [*]              [*]

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit C2, product in Option 2

                           EXHIBIT C2 CUSTOM PRODUCTS

                                                                                   PO           MFG.
                                                                                  LEAD-         LEAD-       OF WHICH WIP
ALCATEL CODE           A. OPTRONICS PN           FAMILY        DESCRIPTION        TIME          TIME         LEAD-TIME      COMMENT
----------------------------------------------------------------------------------------------------------------------------------
1AB071630007          3CN00431KW               A 1915 LMI           [*]            2            [*][             [*]         [*]
1AB091410001          3CN00001AA               A 1901 OFA           [*]            2            [*]              [*]         [*]
1AB141790001          3CN00294AA               A 1925 OFA           [*]            2            [*]              [*]         [*]
1AB157320005          3CN 00336 DM             A 1926 SDH           [*]            2            [*]              [*]         [*]
1AB157320010          3CN00582AM               A 1926 SDH           [*]            2            [*]              [*]         [*]
1AB165030001          3CN 00364 AA             A 1926 OFA           [*]            2            [*]              [*]         [*]
1AB165030006          3CN00604AA               A 1901 0AM           [*]            2            [*]              [*]         [*]
1AB165030007          3CN00605AA               A 1901 0AM           [*]            2            [*]              [*]         [*]
1AB1714300xx          3CN 00624 XX             A 1926 SDH           [*]            2            [*]              [*]
1AB091420001          3CN00001AB               A 1901 OFA           [*]            4            [*]              [*]
1AB091420003          3CN00066AA               A 1901 OFA           [*]            4            [*]              [*]
1AB091420004          3CN00077AA               A 1901 OFA           [*]            4            [*]              [*]
1AB1390900X           3CN00149XX               A 1916 LMM           [*]            4            [*]              [*]
1AB1391000X           3CN00397XX               A 1916 LMM           [*]            4            [*]              [*]
1AB157300001          3CN 00328 AB             A 1926 SDH           [*]            4            [*]              [*]
1AB157320003          3CN 00336 BB             A 1926 SDH           [*]            4            [*]              [*]
1AB165030002          3CN00402AB               A 1936 OFA           [*]            4            [*]              [*]
1AB165030005          3CN00365AA               A 1926 OFA           [*]            4            [*]              [*]
1AB165570003          3CN00390AA               A 1906 OFA           [*]            4            [*]              [*]
1AB165570004          3CN00389AA               A 1906 OFA           [*]            4            [*]              [*]
1AB165570005          3CN00391AA               A 1906 OFA           [*]            4            [*]              [*]
1AB1660900xx          3CN00505XX               A 1901 RBF           [*]            4            [*]              [*]
155-2659-0xx          FBG-xxxR95-S0.15-A01     A 1901 RBF           [*]            4            [*]              [*]
1AB174720001          3CN00465AA               A 1907 OFA           [*]            4            [*]              [*]
1AB175880001          3CN00395AB               A 1948 MPM           [*]            4            [*]              [*]
1AB18212000X          3CN00744XX               A 1926 SDH           [*]            4            [*]              [*]
1AB186390001          3CN00392AA               A 1907 OFA           [*]            4            [*]              [*]
999197619             3CN00638XX               A 1965 SDH           [*]            4            [*]              [*]
999197742             3CN00593AA               A 1901 0AM           [*]            4            [*]              [*]
999197743             3CN00594AA               A 1901 0AM           [*]            4            [*]              [*]
1AB146670001          3CN00299KW               A 1915 LMI           [*]            4            [*]              [*]
1AB157300002          3CN00328AM               A 1926 SDH           [*]            4            [*]              [*]
999...                3CN00532AA               A 1964 TRX           [*]            4            [*]              [*]
3AL79498XXXX          3CN00625XX               A 1964 SDH           [*]            4            [*]              [*]
3AL79515AA            3CN00626AA               A 1964 SDH           [*]            4            [*]              [*]
487166267             3CN00573AA               A 1964 SDH           [*]            4            [*]              [*]
487166269             3CN00574AA               A 1964 SDH           [*]            4            [*]              [*]
487166268             3CN00755AA               A 1964 SDH           [*]            4            [*]              [*]
487156949             3CN00756AA               A 1964 SDH           [*]            4            [*]              [*]
999197804             3CN00652AX               A 1964 MRX           [*]            4            [*]              [*]
999...                TBD                      A 1915 LMM           [*]            4            [*]              [*]
999197750             3CN00702AG               A 1921 OAC           [*]            4            [*]              [*]
999197802             3CN00703AG               A 1926 OAC           [*]            4            [*]              [*]
999...                3CN00704AG               A 1926 OAC           [*]            4            [*]              [*]
1AB189320001-24       3CN00746AX               A 1908 AWC           [*]            4            [*]              [*]
1AB189330001-12       3CN00747AX               A 1910 AWC           [*]            4            [*]              [*]
1AB189350001-12       3CN00748AX               A 1912 AWC           [*]            4            [*]              [*]
1AB146670004          3CN00299LW               A 1915 LMI           [*]            4            [*]              [*]
1AB156030002          3CN00366AA               A 1901 OFA           [*]            6            [*]              [*]
1AB156030001          3CN00363AA               A 1901 OFA           [*]            6            [*]              [*]
1AB169210001          3CN00476AA               A 1901 OFA           [*]            6            [*]              [*]
1AB186310001          3CN00670AB               A 1901 OFA           [*]            6            [*]              [*]
1AB170480003          3CN00537AA               A 1901 OFA           [*]            6            [*]              [*]
1AB162580003          3CN00352TB               A 1948 FBG           [*]            6            [*]              [*]
29 CLS 0000 8AAC      3CN00067AA               A 1948 PLM           [*]            6            [*]              [*]

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                    EXHIBIT D

                    SPECIFIC CLAUSES FOR SUBMARINE COMPONENTS

I.       CONTENTS.
I.       Contents
II.      Scope
1.       Support
2.       Access To Premises
3.       Component Technical Data
4.       Late Delivery
5.       Warranty
6.       Latent Defects
7.       Survival of Obligations
8.       Term and Termination
II.      SCOPE

For Submarine Products, the following clauses shall take precedence over the equivalent terms in the Frame Purchase Agreement.

1.       SUPPORT.

1.1 Supplier shall provide support services, supplies and replacements for the Products for the term of the Warranty (clause 5.1 below) and for a period of [*] thereafter.

1.2 For as long as Buyer or its customers have use of the products, Supplier will provide technical support and advice in respect of the design of the Products, such services shall be provided subject to an agreement based on reasonable commercial practices.

1.3 Supplier shall give written notice to Buyer if for any reason beyond the term of Support (clause 1.1 above) it intends to cease manufacturing or supplying identical or fully compatible Products. The notice period shall not be less than [*], and Buyer may place an all time last buy for any required Products during the [*] of the notice period. Alternatively, Supplier will provide all drawings and data to enable Buyer to source or manufacture the Products elsewhere.

2.       ACCESS TO PREMISES.

2.1 Buyer and its customer(s) or subcontractor(s) shall be permitted to enter Supplier's premises for a specifically stated purpose in connection with this Agreement, at all reasonable times.

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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

2.2 Buyer and its customer(s) or subcontractor(s) shall be entitled to inspect the Products during manufacture, processing, test and storage and also to audit Supplier's design and manufacturing process and procedures and quality control process and procedures at Supplier's site manufacturing the Products, subject to the provisions of Access To Premises (clause 2).

2.3 Such inspection or audit, or failure to inspect or audit shall not constitute acceptance or rejection of the Products by Buyer I and does not relieve either Party of any of its obligations hereunder.

2.4 Supplier shall ensure that its subcontractors include a provision to permit Buyer and its customer(s) or subcontractor(s) to enter the Supplier's subcontractors' premises on terms similar to Access To Premises (clauses 2.1 and 2.2 above)

3.       COMPONENT TECHNICAL DATA

Any data created in the course of a Life Test and/or Qualification programme paid for by Buyer or any other activity paid for by Buyer, shall be the sole property of Buyer. The use of such data will be subject of Confidentiality.

4.       LATE DELIVERY

4.1 Delivery of the Products shall be in accordance with the agreed delivery schedule or at least in accordance with lead-time subject to the agreed capacity. Without prejudice to its other rights and remedies hereunder, Buyer reserves the right to instruct Supplier to take any practical action to remedy any delay in delivery.

4.2 Subject always to the terms of Force Majeure (as defined elsewhere in this Agreement), in the event that any action or default by Supplier causes any delay In the delivery of the Products, Buyer shall have the right to:

4.2.1    [*]; and

4.2.2 Should the period of delay exceed [*] then Buyer shall have the additional right to cancel the relevant Purchase Order or any part thereof, at no cost or liability to Buyer.

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

4.2.3 In the event of cancellation pursuant to Late Delivery (clause 4.2.2 above), Buyer shall have the right to obtain Products similar to the Products from an Buyer alternative vendor, [*].

4.3 Any delay in Delivery, for which Buyer may apply such remedies detailed in the Agreement, will be measured against the agreed delivery schedule.


5        WARRANTY.

5.1 Supplier warrants to Buyer that for a period of [*] from the Delivery date, the Products will conform to the Specification and be free from defects in design, workmanship or materials. The foregoing warranty shall be subject to the exclusions and limitations of liability set forth in Section 8 of the Frame Purchase Agreement.

5.2 In the event that during the warranty period the Products fail to conform to the warranty under Section 5.1, Supplier shall [*] returned to Supplier in accordance with Supplier's RMA procedure. Following such replacement, the warranty period (clause 5.1 above) with respect to such Product shall be) the balance of the warranty period with respect to such Product.

5.3      [*].

         a)     [*];
         b)     [*]; or
         c)     [*].

         Pricing for the Products shall take into account [*].

5.4 Replacement Products, over and above those held in stock for warranty replacements, shall be provided within the agreed lead- time for the Products, subject to the agreed capacity. If such replacement is not made within such period then Buyer may invoke Late Delivery (clause 4 above).

5.5 Supplier undertakes to retain and replenish such stock of Products during the term of this Agreement. At the end of the warranty period for the Products stated in Warranty (clause 5.1 above), [*].

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

6        LATENT DEFECTS.

6.1 For the duration of the warranty period (clause 5.1 above) and for a period of [*] thereafter, Supplier will make all reasonable efforts to assist Buyer [*] in studying and reviewing any failures that appear to indicate the existence of a latent defect in the Products.

6.2 If such review indicates that more than [*] of the Products delivered have failed or are likely to fail during the service life, on account of the same failure mechanism, then Supplier undertakes to supply to Buyer [*] replacement Products for the full quantity of the affected Product lots delivered to Buyer, save those Products that the Supplier can reasonably demonstrate within a lot, are not subject to such failure mechanism; provided that, for those affected Products which have been already installed by Buyer, another alternative may be agreed upon between the Parties such as but not limited to a warranty extension or an implementation by Supplier of an additional warranty stock, unless the final customer of the Buyer requires replacement.

7        SURVIVAL OF OBLIGATIONS.

         In Addition to section 21 of the Frame Agreement, the clauses with the following Schedule D headings shall also survive termination of this
         Agreement: Support, Component Technical Data, Warranty, Latent Defects.

8        TERM AND TERMINATION

         Regarding submarine Products only the notice period of non-renewal referred to in Section 17 of the Frame Agreement will be [*].

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                         APPENDIX - SUBMARINE COMPONENTS

Note that terrestrial requirements are already included in the main file. Submarine pumps and GFFs are currently obsolete, but the warranty, etc. still applies. GFFs are unique by contract.

  MATERIAL         MATERIAL DESCRIPTION
---------------------------------------
29CFL00301xxx             [*]
29CFL00301HAC             [*]
29CFL00501HAA             [*]
29CFL00501HAQ             [*]
29CLS00009xxx             [*]
29CLS00009ACA             [*]
29CLS00009ACB             [*]
29CLS00009ACC             [*]
29CLS00009ACD             [*]
29CLS00009ACE             [*]
29CLS00009ACF             [*]
29CLS00009ACG             [*]
29CLS00009ADA             [*]
29CLS00009ADB             [*]
29CLS00009ADC             [*]
29CLS00009ADD             [*]
29CLS00009ADE             [*]
29CLS00009ADF             [*]
29CLS00009ADG             [*]
29CLS00009BAA             [*]
29CLS00009BAC             [*]
29CLS00009BAD             [*]

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.